                                                                   EXHIBIT 10.12


                      HOME PHONELINE PROMOTER'S AGREEMENT
                      -----------------------------------


     This Agreement is effective as of June 1, 1998 by and between IBM Corporation ("IBM"), Hewlett-Packard Company ("HP"), Compaq Computer Corporation ("Compaq"), Advanced Micro Devices, Inc. ("AMD"), Intel Corporation ("Intel"), Tut Systems, Inc. ("Tut"), Epigram, Inc. ("Epigram"), AT&T Wireless Services Inc. ("ATTWS"), 3Com Corporation ("3Com"), Rockwell Semiconductor Systems, Inc. ("Rockwell"), and Lucent Technologies Inc. ("Lucent") and the Affiliates of these Corporations, collectively referred to as the "Promoters".

                                   BACKGROUND

     A. The Promoters intend to define, establish and support a home networking system specification which provides the basic networking capability but is also compatible with other uses of the home telephone lines. This specification is referred to as Home Phoneline.

     B. The Promoters also intend to develop a verification testing portion of the specification to verify compliance with the Home Phoneline specification.

     C. The Promoters wish to encourage broad and open industry adoption of Home Phoneline and wish to facilitate the provision of necessary licenses to do so. The Promoters intend to provide the Home Phoneline specification to an appropriate standards body.

     D. The Promoters also desire to provide for the possibility of issuing revisions and updates to the Home Phoneline specification.

                                   AGREEMENT

1.   DEFINITIONS.

     1.1 "Adopter" means any entity that has executed an identical copy of Attachment A ("Adopter's Agreement") and has delivered it to the Promoters as provided in Section 2.2 below and its Affiliates.

     1.2 "Affiliate" is an entity that directly or indirectly controls, is controlled by, or is under common control with another entity, so long as such control exists. This definition of Affiliate is modified for ATTWS to mean only directly or indirectly controls another entity, as long as such control exists. ATTWS agrees to make commercially reasonable efforts to obtain the necessary approvals to allow ATTWS to utilize the unmodified Affiliates definition. "Control" means beneficial ownership of more than fifty percent of the voting stock or equity in an entity.

     1.3  "Fellow Adopters" are the Promoters and all Adopters.

                      HOME PHONELINE PROMOTER'S AGREEMENT
                      -----------------------------------


     1.4 "Participant" means an entity that has executed a copy of the Participant Agreement in the form attached hereto as Attachment B ("Participant's Agreement"), delivered it to any Promoter, had the Promoter execute it and then had the fully executed agreement received by the Secretary. No changes to the Participant's Agreement shall be made without the unanimous approval of the Promoters, except for the change specified in paragraph 2.3(a) below. The Secretary shall keep a master Participants list that shall be made available to the other Promoters at any time upon request.

     1.5 "Necessary Claims" shall mean those claims of all patents, other than design patents and design registrations, throughout the world entitled to an effective filing date prior to January 1, 2003, which a Promoter or Adopter, as applicable, or its Affiliates has the right, at any time during the term of this Agreement, to grant licenses of the scope granted herein without such grant or the exercise of rights thereunder resulting in payment of royalties or other consideration to third parties (except for payments to Affiliates or to employees within the scope of their employment) and (i) which are necessarily infringed by an implementation of a version of the Specification adopted by the Promoters pursuant to Section 4.3 below, where such infringement could not have been avoided by another commercially reasonable noninfringing implementation of such Specification, or (ii) for which infringement is based on an implementation of any example included in the body of the Specification. Necessary Claims shall not include, and no license shall apply to, implementation examples included solely in any appendix, exhibit or other attachment to the actual Specification.

     1.6 "Specification" means the document entitled Home Phoneline as finally adopted by the Promoters pursuant to Section 4.3 below, authored and published by the Promoters; any updates as finally adopted pursuant to Section 4.4; and non-final versions until a first final version is adopted. The scope of the Specification shall be restricted to that information descriptive (i) of the electrical characteristics and protocols of physical interfaces, (ii) of a standard set of transmitted signals and (iii) of such test procedures as required to establish conformance of devices to items (i) and (ii).

     1.7 "Fully Compliant" means: (a) an implementation of the Specification which supports or implements all of the portions of the Specification defined by the Specification as being "Required" or (b) an implementation of all portions of the Specification required for a specific type of product or component thereof.

2.   COVENANTS.

     2.1  Grants of Licenses to Promoters and Adopters.  Upon agreement by the
          --------------------------------------------
Promoters as to the final version of the text of the Specification as set out in
Section 4.3, each Promoter (on behalf of itself and its Affiliates) hereby covenants to grant to each of the other Promoters and to all Adopters under reasonable terms and conditions that are demonstrably free of any unfair discrimination, a nonexclusive, nontransferable, non-sublicenseable (except as part of the transfer of an end user product), worldwide license under its Necessary Claims to implement the Specification

                      HOME PHONELINE PROMOTER'S AGREEMENT
                      -----------------------------------

and to make, have made, use, import, offer to sell, lease, sell, promote and otherwise distribute the resulting implementation (whether implemented in hardware, software, or some combination of hardware and software); provided, however, (i) the resulting implementation is Fully Compliant, (ii) such license shall not extend to features of a product which are not required to comply with the Specification or to other specifications and APIs (Application Programming Interfaces), such as a Promoter's operating system API, and (iii) such license shall be granted only to the extent that the resulting implementation is used for the purposes of home or LAN networking over home or any single pair in-premises telephone lines. To the extent a Promoter becomes aware of any Necessary Claims which are or will be subject to the above license and to the extent that a Promoter intends to seek a reasonable royalty for such Necessary Claims pursuant to the above license, such Promoter shall promptly notify the other Promoters (and the Adopters in a manner agreed to by the Promoters) of such Necessary Claims. If such notification is not provided prior to adoption of the version of the Specification where such Necessary Claims develop, the Promoter shall not request an injunction for such Necessary Claims in connection with the Specification as used by the Promoters and Adopters. Additionally, to the extent a Promoter becomes aware of claims which would be Necessary Claims but for the obligation to pay royalties or other consideration to third parties, the Promoter shall promptly notify the other Promoters (and the Adopters in a manner agreed to by the Promoters) of such claims.

     2.2  Licenses to Adopters.  Any Promoter may provide the Adopter's
          --------------------
Agreement (Attachment A hereto) to any third party who wishes to be an Adopter. Upon the execution of the Adopter's Agreement by such Promoter and such third party, and receipt by the Secretary (as defined in Section 2.3 below) of a properly executed copy of such Agreement, such Agreement shall be effective. No changes to the Adopter's Agreement shall be made without the unanimous approval of the Promoters, except for the change specified in paragraph 2.3(a) below.
The Secretary shall keep a master Adopters list that shall be made available to the other Promoters at any time upon request.

     2.3  Administration of the Specification.
          -----------------------------------

          (a) A Promoter shall be appointed as the secretary for the Specification (the "Secretary"). The Secretary shall be responsible for keeping a list of all Adopters and Participants and keeping copies of all Adopter's Agreements and Participant's Agreements. Compaq agrees to act as the Secretary for the Home Phoneline Specification. Should the acting Secretary desire to cease acting as the Secretary, or should it withdraw as a Promoter from the Specification or any proposed update thereto, the Promoters shall appoint another Promoter as the new Secretary, and (i) the outgoing secretary shall provide the new Secretary with its files of Adopters, Participants and their agreements with the Promoters, and (ii) the Adopter's Agreement and Participant's Agreements shall be amended so that newly executed Agreements shall become effective upon receipt of the new Secretary.

                      HOME PHONELINE PROMOTER'S AGREEMENT
                      -----------------------------------

          (b) Each of the Promoters shall promptly notify each other of any violation, that may come to such Promoter's attention, of any Adopter's Agreement by an Adopter or Participant's Agreement by an Adopter or Participant. Each Promoter shall have the right to enforce compliance with the terms of such Agreements by Adopters and Participants upon notice to the other Promoters. Any Promoter may, at its option, bring suit against such Adopter or Participant to enforce such Agreement. The other Promoters shall, at their discretion, provide reasonable assistance in the prosecution of such suit, at the expense of the prosecuting party (except for the value of time of the assisting party's employees); provided, however, that no Promoter shall be required to be named as a party to such suit. In the event a Promoter does not wish to participate in the enforcement action and is nonetheless joined as a necessary party or the like, the Promoter(s) initiating the enforcement action agree(s) to pay the reasonable expenses incurred by the joined Promoter in such enforcement action (except for the value of time of the assisting party's employees). The prosecuting party will retain any recovery in such suit.

     2.4  Copyright Notices.  Any publication of the Specification shall contain
          -----------------
an appropriate copyright notice in the names of all the Promoters. Public references to the Specification shall attribute authorship to the Promoters to the extent practical.

     2.5  References to Specification.  The Promoters hereby agree not to assert
          ---------------------------
against any Promoter or any Adopter any trademark or trade name rights they may have now or hereafter in any name or logo unanimously adopted by the Promoters for use in connection therewith or with this Agreement. If the Promoters agree to claim or assert trademark or trade name rights in such name or logo, they agree to use commercially reasonable efforts, that represent the best interests of all parties, to agree on the nature of ownership, licensing, guidelines for usage, and registration of such name or logo. Prior to adoption of a new name or logo, the Promoters shall transmit a proposed name or logo to the Participants and Adopters for comments regarding any claimed rights in such new name or logo. The Promoters will not use any name or logo unanimously adopted by the Promoters except to refer to the Specification and to products which fully comply with the Specification.

3.   COPYRIGHT OWNERSHIP/MODIFICATIONS TO SPECIFICATION.

     3.1  Title.  Each Promoter shall own, and is hereby conveyed, a non-
          -----
exclusive, undivided, and equal ownership in the copyrights in the Specification. Each Promoter may exercise any and all rights of copyright ownership and sublicense such rights in the Specification as if such rights were solely owned by such Promoter and without permission of the other Promoters and without any duty to account. Any Promoter may propose an enforcement action, and the other Promoters shall have the right to participate at their own expense and at their own discretion. On request of any Promoter considering suit against a third party, the other Promoters shall, at their discretion, provide reasonable assistance in the prosecution of such suit, at the expense of the prosecuting party (except for the value of time of the assisting party's employees); provided, however, that no Promoter shall be required to be named as a party to such suit. In the event a Promoter does not wish to participate

                      HOME PHONELINE PROMOTER'S AGREEMENT
                      -----------------------------------

in the enforcement action and is nonetheless joined as a necessary party or the like, the Promoter(s) initiating the enforcement action agree(s) to pay the reasonable expenses incurred by the joined Promoter in such enforcement action (except for the value of time of the assisting party's employees). The prosecuting party will retain any recovery in such suit. If a Promoter wishes to register the Specification with the Copyright Office, it may do so at its own expense, and the other Promoters shall cooperate with such Promoter to the extent reasonably required to file the application for copyright registration. No further obligation will exist after the application is filed.

     3.2  Modifications.  Any modifications to or derivative works of the
          -------------
Specification shall be owned solely by the Promoter(s) creating them, subject to the underlying copyright in the Specification, unless and until such modification is adopted as an update. However, except for excerpts or quotations from a published Specification, no Promoter shall publish such a modified or derivative work or translation into a foreign language without the express written consent of the other Promoters. This restriction on modified or derivative works shall not apply to any Promoter once the Promoter withdraws. The parties will cooperate from time to time with respect to responsibility for translation of the Specifications into foreign languages, and shall equally share the out-of-pocket costs therefor.

4.   SPECIFICATION COMPLETION.

     4.1  Specification Release to Participants and Adopters.  The Promoters
          --------------------------------------------------
shall cooperate to finalize the Specification according to the following procedure:

          (a) Any proposal for the Specification shall be authorized for release to third parties (including Adopters and Participants) only by 2/3 majority agreement of the Promoters.

          (b) The Promoters shall use reasonable efforts to expedite edits/changes suggested to each revision of the Specification as quickly as possible.

     4.2  Specification Development.  Non-final revisions of the Specification
          -------------------------
may be designated unreleased or released and shall be maintained in confidence and only disclosed pursuant to the terms herein. Unreleased revisions shall only be shared among the Promoters. Agreement of a 2/3 majority of the Promoters is required to designate an unreleased revision as a released revision. Once a revision of the Specification has been authorized for release, a Promoter may provide a copy of such revision to a Participant and solicit suggestions for incorporation in the Specification from the Participant.

     4.3  Published Specification.  The Specification or any proposed update
          -----------------------
thereof shall be deemed final and is adopted when the Promoters agree by a 2/3 majority, in writing, that such version of the Specification is final. For purposes of voting on the Specification or for any other voting under this Agreement, the Affiliates shall not be entitled to vote and their approval is not

                      HOME PHONELINE PROMOTER'S AGREEMENT
                      -----------------------------------

required in connection with any Vote. Such final Specification shall become effective and be made publicly available after the thirty (30) day period specified in Section 4.3(a).

          (a) Any Promoter that votes against the Specification may choose to withdraw from this Agreement under Section 6 by written notice to all other Promoters sent within thirty (30) days after the date on which the Secretary receives the 2/3 majority necessary for adoption of the Specification. Following such withdrawal, the Promoter will have only those rights and obligations hereunder set forth under Section 6.2. A Promoter shall be considered to have adopted the Adopted Specifications, with all rights and obligations with respect thereto under this Agreement, if such Promoter (i) voted in favor of the proposed final Specifications or (ii) failed to vote or voted against such proposed final Specifications and did not so withdraw.

     4.4    Updates to the Specification.  Once Promoters have agreed upon a
            ----------------------------
final Specification under Section 4.3 above, any updates or alterations to the finalized Specification shall be treated as a proposal to develop a new Specification, and shall be subject to the same processes and procedures used for development of the original specification as outlined above. Each Promoter may, in its sole discretion, cooperate with development of such new Specification or withdraw with regard to such new Specification without
withdrawing from an earlier adopted Specification.   Adoption of such a new
Specification shall not terminate any right or obligation of any Promoter under this Agreement, including the licenses granted, received or agreed to be made available with respect to the earlier adopted Specification.

5.   CONFIDENTIALITY.

     5.1  Confidential Information.  Each Promoter will maintain the
          ------------------------
confidential information of the other Promoters, the non-final versions of the Specification and the contributions each other Promoter and each Participant makes to the specification in confidence with at least the same degree of care that it uses to protect its own confidential and proprietary information, but no less than a reasonable degree of care under the circumstances and will neither disclose nor copy the non-final versions of the Specification except as necessary for its employees and contractors (under obligation of confidentiality) with a need to know for the purpose of developing or updating the Specification or implementing a product according to the Specification. Any information incorporated in a particular revision of the Specification, including any exhibits or attachments thereto, shall be permitted to be released upon agreement of the Promoters pursuant to Section 4 hereof. Any copies which are made will be marked "confidential," "proprietary" or with a similar legend. Unless the parties agree otherwise, this obligation of confidentiality will expire 3 years from the date of disclosure of such information hereunder. A party will not, however, be liable for the disclosure of any information which is:

     a) rightfully in the public domain other than by the recipient's breach of a duty;
     b) rightfully received from a third party without any obligation of confidentiality; or

                      HOME PHONELINE PROMOTER'S AGREEMENT
                      -----------------------------------


     c) rightfully known to the recipient without any limitation on use or disclosure prior to its receipt from the disclosing party; or
     d) independently developed by employees of the recipient without access to the disclosed information; or
     e)   rightfully disclosed as required by law; or
     f)   made public by unanimous agreement of the Promoters.

     5.2  Residuals.  This Agreement and the terms of confidentiality hereunder
          ---------
shall not be construed to limit any Promoter's right to independently develop or acquire products or technology, including similar or competing products or technology, without the use of another party's confidential information. Any party shall be free to use for any purpose the residuals resulting from access to or work with the confidential information defined in Section 5.1, provided that such party shall maintain the confidentiality of such confidential information as provided herein. The term "residuals" means information in non-tangible form, which may be inadvertently retained by persons who have had access to such confidential information, including ideas, concepts, know-how or techniques contained therein. No party shall have any obligation to limit or restrict the assignment of such persons or to pay royalties for any work resulting from the use of residuals. However, the foregoing shall not be deemed to grant to any party a license under the other party's copyrights or patents.

6.   WITHDRAWAL.

     6.1  Notice of Withdrawal.  A Promoter may, on written notice to the other
          --------------------
Promoters, withdraw from this Agreement.

     6.2  Effect of withdrawal.  Upon withdrawal by a Promoter:
          --------------------

          (a) All covenants and licenses granted by and to such withdrawing Promoter with respect to any final Specification adopted by the withdrawing Promoter as of the date of such withdrawal shall continue in full force and shall extend to and from entities who are or later become Adopters (and their Affiliates as provided in the license), even after such withdrawal. No covenant or license shall be deemed granted or received or required to be granted by such Promoter as to a new Specification or new revisions of the Specification adopted after the date of such withdrawal, except as set forth in Section 6.2(c). For the avoidance of doubt, in the event any Promoter withdraws prior to the publication of the first final version of the Specification, the covenants to grant licenses are extinguished and of no effect.

          (b) A withdrawing Promoter must identify in its notice of withdrawal, with reasonable specificity, any technical contribution it has made with regard to any as yet unadopted revision or proposed update to the Specification being considered at the time of withdrawal or to any Specification adopted within thirty (30) days of such notice if such withdrawal is being done under

                      HOME PHONELINE PROMOTER'S AGREEMENT
                      -----------------------------------

Section 4.3(a). Any technical contribution not noticed will be licensed under Sections 2.1 and 2.2. Additionally, the copyrights in any materials contributed by such Promoter as of the time of withdrawal shall still be subject to the provisions of Section 3.1 above.

          (c) The obligations of a withdrawn Promoter to license Necessary Claims as set forth in Section 2 of this Agreement shall continue as to a new Specification or revision if such new Specification or revision: (i) defines a network which is backwards compatible to a prior Specification for which the Promoter is obligated to grant licenses, and (ii) uses a Necessary Claim in a substantially similar manner and to a substantially similar extent as the Necessary Claim was used in a prior Specification for which the Promoter is obligated to grant licenses. In no event is a withdrawn Promoter obligated to license any additional Necessary Claims under this subsection.

7.   GENERAL.

     7.1  No Other Licenses.  Except for the rights expressly provided by this
          -----------------
Agreement, no Promoter grants or receives, by implication, or estoppel, or otherwise, any rights under any patents or other intellectual property rights.

     7.2  Limited Effect.  This Agreement shall not be construed to waive any
          --------------
Promoter's rights under law or any other agreement except as expressly set out here.

     7.3  No Warranty.  Promoter acknowledges that the Specification is provided
          -----------
"AS IS" WITH NO WARRANTIES WHATSOEVER, WHETHER EXPRESS, IMPLIED OR STATUTORY, INCLUDING, BUT NOT LIMITED TO ANY WARRANTY OF MERCHANTABILITY, NONINFRINGEMENT, FITNESS FOR ANY PARTICULAR PURPOSE, OR ANY WARRANTY OTHERWISE ARISING OUT OF ANY PROPOSAL, SPECIFICATION, OR SAMPLE.

     Notwithstanding the above, each Promoter warrants that the Promoter has not contributed any third party confidential information to the Specification and that it has the authority to enter into this Agreement.

     7.4  Damages.  In no event will Promoters be liable to each other for any
          -------
loss of profits, loss of use, incidental, consequential, indirect, or special damages arising out of this Agreement or any Adopter or Participant agreements related hereto, whether or not such party had advance notice of the possibility of such damages.

     7.5  Notices.  Shall be sent to:
          -------

Compaq Computer Corporation
20555 SH 249

                      HOME PHONELINE PROMOTER'S AGREEMENT
                      -----------------------------------

Houston, TX  77070
Attn:  General Counsel

IBM Corporation
Rt. 100
Somers, NY  10589
ATTN:  Peter Hortensius (801/291)
Director, Technology Development

Hewlett-Packard Company
Home Products Division
10500 Ridgeview Court
Cupertino, CA  95015-4010
ATTN:  R&D Manager

Advanced Micro Devices, Inc.
1160 Kern
Sunnyvale, CA  94086
Attn:  General Counsel

Intel Corporation
Post Contract Management MS JF3 - 149
2111 N.E. 25th Ave.
Hillsboro, Oregon  97124
Attn:     MDPO Counsel
    MS JF3-147

Tut Systems, Inc.
2495 Estand Way
Pleasant Hill, CA  94523
Attn:  Chief Financial Officer

Epigram, Inc.
870 W. Maude Ave.
Sunnyvale, CA  94086
ATTN:  Chief Financial Officer

AT&T Wireless Services Inc.
14520 N.E. 87th Street
Redmond, WA  98052
Attn:  Cynthia Hayward

                      HOME PHONELINE PROMOTER'S AGREEMENT
                      -----------------------------------

V.P. - Chief Technology Counsel


3Com Corporation
5400 Bayfront Plaza
Santa Clara, California  95052
Attention:  General Counsel

Rockwell Semiconductor Systems, Inc.
4311 Jamboree Road
Newport Beach, CA 92660
Attn:  Kem McClelland
Dir. of Contracts & Technology Portfolio Management

Lucent Technologies Inc.
Microelectronics Group
Law Division
2 Oak Way
Berkeley Heights, NJ  07922
Attention:  John W. Fisher
Corporate Counsel

     7.6  Governing Law.  This Agreement shall be construed and controlled by
          -------------
the substantive laws of New York without reference to conflict of laws principles. Any litigation arising out of this Agreement shall take place in New York, and all parties irrevocably consent to jurisdiction of the state and Federal courts there.

     7.7  Not Partners.  The Promoters are independent companies and are not
          ------------
partners or joint venturers with each other. While the Promoters may select an entity to handle certain administrative tasks for them, no party is authorized to make any commitment on behalf of all or any of them.

     7.8  Complete Agreement.  This Agreement sets forth the entire
          ------------------
understanding of the parties and supersedes all prior agreements and understandings relating hereto. No modifications or additions to or deletions from this Agreement shall be binding unless accepted in writing by an authorized representative of all parties.

     7.9  Termination:  This agreement continues for each Promoter until
          -----------
terminated with respect to such Promoter upon events such as withdrawal or default.

     7.10 Publicity:  No Promoter may make any statement on behalf of the Home
          ---------
PhoneLine alliance, without the prior approval of all of the Promoters.

                      HOME PHONELINE PROMOTER'S AGREEMENT
                      -----------------------------------

     7.11 Execution in Counterparts.  This Agreement may be executed in any
          -------------------------
number of counterparts, each of which when so executed and timely delivered shall be deemed an original, and such counterparts together shall constitute one instrument.

8.   COMPLIANCE WITH ANTITRUST LAWS.

     Each Promoter acknowledges that the Promoters are committed to fostering competition in the development of new products and services based on the Specification. The Promoters further acknowledge that they may compete with one another in various lines of business and that it is therefore imperative that they and their representatives act in a manner which does not violate any applicable antitrust laws and regulations. Without limiting the generality of the foregoing, the Promoters acknowledge that the Promoters will not discuss issues relating to product costs, product pricing, methods or channels of product distribution, any division of markets, or allocation of customers or any other topic which should not be discussed among competitors. Accordingly, each Promoter hereby assumes responsibility to provide appropriate legal counsel to its representatives acting under this Agreement regarding the importance of limiting their discussions to subjects that relate to the purposes of the Agreement, whether or not such discussions take place during formal meetings, informal gatherings, or otherwise.

                      HOME PHONELINE PROMOTER'S AGREEMENT
                      -----------------------------------

     IN WITNESS of their agreement, the Promoters have executed this Agreement below:

Compaq Computer Corporation

By:________________________________     IBM Corporation

Name:______________________________     By:_______________________________

Title:_____________________________     Name:_____________________________

Date:______________________________     Title:____________________________

Advanced Micro Devices, Inc.            Date:_____________________________

By:________________________________     Lucent Technologies Inc.

Name:______________________________     By:_______________________________

Title:_____________________________     Name:_____________________________

Date:______________________________     Title:____________________________

Tut Systems, Inc.                       Date:_____________________________

By:________________________________     Epigram, Inc.

Name:______________________________     By:_______________________________

Title:_____________________________     Name:_____________________________

Date:______________________________     Title:____________________________

3Com Corporation                        Date:_____________________________

By:________________________________     Rockwell Semiconductor Systems, Inc.

Name:______________________________     By:_______________________________

Title:_____________________________     Name:_____________________________

Date:______________________________     Title:____________________________

                      HOME PHONELINE PROMOTER'S AGREEMENT
                      -----------------------------------

Date:______________________________     Intel Corporation

                                        By:_______________________________
Hewlett-Packard Company
                                        Name:_____________________________
By:________________________________
                                        Title:____________________________
Name:______________________________
                                        Date:_____________________________
Title:_____________________________

Date:______________________________

AT&T Wireless Services Inc.

By:________________________________

Name:______________________________

Title:_____________________________

Date:______________________________

This is a patent license agreement among parties wishing to adopt the Home Phoneline Specification

                                  ATTACHMENT A

                              ADOPTER'S AGREEMENT

AS USED IN THIS AGREEMENT:

 .    The "PROMOTERS" are IBM Corporation, Hewlett-Packard Company, Compaq
     Computer Corporation, Advanced Micro Devices, Inc., Intel Corporation, Tut Systems, Inc., Epigram, Inc., AT&T Wireless Services Inc., 3Com Corporation, Rockwell Semiconductor Systems, Inc. and Lucent Technologies Inc. and their Affiliates.

 .    "ADOPTER" is the entity named at the end of this Agreement.

 .    "FELLOW ADOPTERS" are the Adopters who have executed an identical counterpart of this Agreement and delivered it to the Promoters.

 .    "AFFILIATE" is an entity that directly or indirectly controls, is controlled by, or is under common control with another entity, so long as such control exists. This definition of Affiliate is modified for AT&T Wireless Services Inc. to mean only directly or indirectly controls another entity, as long as such control exists. "Control" means beneficial ownership of more than fifty percent of the voting stock or equity in an entity.

 .    "NECESSARY CLAIMS" shall mean those claims of all patents, other than design patents and design registrations, throughout the world entitled to an effective filing date prior to January 1, 2003, which a Promoter or Adopter, as applicable, or its Affiliates has the right, at any time during the term of this Agreement, to grant licenses of the scope granted herein without such grant or the exercise of rights thereunder resulting in payment of royalties or other consideration to third parties (except for payments to Affiliates or to employees within the scope of their employment) and (i) which are necessarily infringed by an implementation of a version of the Specification adopted by the Promoters, where such infringement could not have been avoided by another commercially reasonable noninfringing implementation of such Specification, or (ii) for which infringement is based on an implementation of any example included in the body of the Specification. Necessary Claims shall not include, and no license shall apply to, implementation examples included solely in any appendix, exhibit or other attachment to the actual Specification.

 .    "SPECIFICATION" means the document entitled Home Phoneline authored and published by the Promoters and updates thereto.

 .    "FULLY COMPLIANT" means:  (a) an implementation of the Specification which supports or implements all of the portions of the Specification defined by the Specification as being

     "Required" or (b) an implementation of all portions of the Specification required for a specific type of product or component thereof.

 .    "SECRETARY" shall mean the Promoter chosen to administrate the
     Specification as the Promoters may determine from time to time. As of the effective date of this Agreement, the Secretary is Compaq.

LICENSES:

     Grants of Licenses.  The following license has been granted by the
     ------------------
Promoters to all Adopters. Upon Adopter's execution of this Agreement, the agreement to license is granted by Adopter to all Fellow Adopters (including the Promoters), and the grants of all Fellow Adopters shall extend to Adopter. In each case, the party (Promoter, Adopter, or Fellow Adopter) and its Affiliates granting the covenant is referred to as the "Licensor."

     Upon agreement by the Promoters as to the final version of the text of the Specification, Licensor hereby covenants to grant to each Promoter and its Affiliates and to each Fellow Adopter and its Affiliates under reasonable terms and conditions that are demonstrably free of any unfair discrimination, a nonexclusive, nontransferable, nonsublicenseable (except as part of the transfer of an end user product), worldwide license under its Necessary Claims to implement the Specification and to make, have made, use, import, offer to sell, lease, sell, promote and otherwise distribute the resulting implementation (whether implemented in hardware, software, or some combination of hardware and software); provided, however, (i) the resulting implementation is Fully Compliant, (ii) such license shall not extend to features of a product which are not required to comply with the Specification or to other specifications and APIs (Application Programming Interfaces), such as a Promoter's operating system API, and (iii) such license shall be granted only to the extent that the resulting implementation is used for the purposes of home or LAN networking over home or any single pair in-premises telephone lines. To the extent an Adopter becomes aware of any Necessary Claims which are or will be subject to the above license and to the extent that an Adopter intends to seek a reasonable royalty for such Necessary Claims pursuant to the above license, such Adopter shall promptly notify the Secretary of such Necessary Claims. Additionally, to the extent an Adopter becomes aware of claims which would be Necessary Claims but for the obligation to pay royalties or other consideration to third parties, the Adopter shall promptly notify the Secretary of such claims.

 .    Acceptance of Licenses.  Adopter hereby accepts the agreement to make
     ----------------------
     available Licenses granted by the Fellow Adopters.

 .    Withdrawal.  Adopter may withdraw at any time by providing written notice
     ----------
     to the Secretary. The effect of such withdrawal is that the withdrawing Adopter's existing licenses and agreement to grant licenses, with respect to a Specification published by the Promoters more than sixty (60) days prior to the date of withdrawal, shall continue in full force and shall extend to or be extended to entities who become Adopters and their Affiliates as provided in the license even after such withdrawal. Further, the licenses granted to such Adopter shall continue to apply with respect to the Specification and any Updates published by the Promoters more than sixty (60) days prior to the date of withdrawal. No license or agreement to license shall be deemed granted or received by such Adopter as to the Specification revision published less than sixty (60) days prior to or after the date of such withdrawal. The obligations of a withdrawn Adopter to license Necessary Claims as set forth in this Agreement shall continue as to a new Specification or revision if such new Specification or revision: (i) defines a network which is backwards compatible to a prior Specification for which the Adopter is obligated to grant licenses, and (ii) uses a Necessary Claim in a substantially similar manner and to a substantially similar extent as the Necessary Claim was used in a prior Specification for which the Adopter is obligated to grant licenses. In no event is a withdrawn Adopter obligated to license any additional Necessary Claims under this subsection.

 .    Trademarks.  The Adopter and its Affiliates hereby agree not to assert
     ----------
     against any Promoter or any Fellow Adopter any trademark or trade name rights they may have now or hereafter in any name or logo adopted by the Promoters for use in connection with such Specification. Prior to adoption of a new name or logo, the Promoters shall transmit a proposed name or logo to Adopter. Adopter shall have 30 days to notify the Secretary if it possesses any rights to such name or logo. Failure to respond within such 30 days will waive any rights of Adopter to such proposed name or logo.
     The Adopter and its Affiliates will not use the name or logo adopted by the Promoters except to refer to the Specification and to products which fully comply with the Specification.

GENERAL:

 .    No Other Licenses.  Adopter neither grants nor receives any license to or
     -----------------
     right to use any trademark, tradename, copyright, or maskwork hereunder. Except for the rights expressly provided by this Agreement, Adopter neither grants nor receives, by implication, or estoppel, or otherwise, any rights under any patents or other intellectual property rights.

 .    No Warranty.  Adopter acknowledges that the Specification is provided "AS
     -----------
     IS" WITH NO WARRANTIES WHATSOEVER, WHETHER EXPRESS, IMPLIED OR STATUTORY, INCLUDING, BUT NOT LIMITED TO ANY WARRANTY OF MERCHANTABILITY, NONINFRINGEMENT, FITNESS FOR ANY PARTICULAR PURPOSE, OR ANY WARRANTY OTHERWISE ARISING OUT OF ANY PROPOSAL, SPECIFICATION, OR SAMPLE.

 .    Damages.  In no event will Promoters, Adopter or Fellow Adopters be liable
     -------
     to the other for any loss of profits, loss of use, incidental, consequential, indirect, or special damages arising out of this Agreement, whether or not such party had advance notice of the possibility of such damages.

 .    Governing Law.  This Agreement shall be construed and controlled by the
     -------------
     substantive laws of New York without reference to conflicts of laws principles. Any litigation arising out of this Agreement shall take place in New York, and all parties irrevocably consent to jurisdiction of the state and Federal courts there.

 .    Not Partners.  Adopter understands that the Promoters are independent
     ------------
     companies and are not partners or joint venturers with each other. While the Promoters may select an entity to handle certain administrative tasks for them, no party is authorized to make any commitment on behalf of all or any of them.

 .    Promoters as Beneficiaries.  While only a single Promoter has executed
     --------------------------
     this Agreement with Adopter, Adopter understands that all of the Promoters are beneficiaries of this Agreement and any Promoter is entitled to enforce its terms against Adopter.

 .    Complete Agreement.  This Agreement sets forth the entire understanding of
     ------------------
     the agreement between the Adopters and the Promoters and supersedes all prior agreements and understandings relating hereto. No modifications or additions to or deletions from this Agreement shall be binding unless accepted in writing by an authorized representative of all parties.

 .    Execution in Counterparts.  This Agreement may be executed in any number
     -------------------------
     of counterparts, each of which when so executed and timely delivered shall be deemed an original, and such counterparts together shall constitute one instrument.

 .    Effective Date.  This Agreement shall be legally binding when:
     --------------

     1)   the Promoter has signed the Agreement,
     2)   the Adopter has signed the Agreement, and
     3) the Agreement has been received via overnight courier to the attention of the Secretary at

          Home Phoneline Adopter's Agreement Administration
          Compaq Computer Corporation
          20555 SH 249
          Houston, TX  77070

 .    Notices.  All notices under this Agreement shall be sent to:
     -------

     If to the Promoters:                     If to Adopter:
          Home Phoneline Adopter's                    __________________________
            Agreement Administration                  __________________________
          Compaq Computer Corporation                 __________________________
          20555 SH 249                                __________________________
          Houston, TX  77070                          __________________________

     With a copy to:
          Compaq Computer Corporation
          20555 SH 249
          Houston, TX  77070
          Attn:  General Counsel


Adopter:                            Promoter:



By:__________________________         By:___________________________


Name:________________________         Name:_________________________


Title:_______________________         Title:________________________


Date:________________________          Date:________________________

                                  ATTACHMENT B

                            PARTICIPANT'S AGREEMENT

     Certain Promoters are developing a specification (the "Specification") defining a home networking system using telephone lines. The Specification may become appropriate for industry-wide adoption and the Promoters seek the counsel, advice, and input of Participant. In order to facilitate consultations between the Promoters and Participant, this Agreement sets out the legal terms that will govern those consultations.

     As used herein, "Promoters" means IBM Corporation, Hewlett-Packard Company, Compaq Computer Corporation, Advanced Micro Devices, Inc., Intel Corporation, Tut Systems, Inc., Epigram, Inc., AT&T Wireless Services Inc., 3Com Corporation, Rockwell Semiconductor Systems, Inc., and Lucent Technologies Inc.
"Participant" refers to the industry participant named below and its Affiliates. "Affiliate" is an entity that directly or indirectly controls, is controlled by, or is under common control with another entity, so long as such control exists. This definition of Affiliate is modified for AT&T Wireless Services Inc. to mean only directly or indirectly controls another entity, as long as such control exists. "Control" means beneficial ownership of more than fifty percent of the voting stock or equity in an entity.

     CONSULTATION. Any Promoter and Participant may consult with each other on the content, feasibility, and other aspects of one or more revisions of the Specification. The Promoters shall be free to incorporate the suggestions of Participant into the Specification.

     IN CONFIDENCE. Participant will maintain the non-final versions of the Specification in confidence with at least the same degree of care that it uses to protect its own confidential and proprietary information, but no less than a reasonable degree of care under the circumstances and will neither disclose nor copy the non-final versions of the Specification except as necessary for its employees and contractors (under obligation of confidentiality) with a need to know for the purposes of developing or updating the Specification. Any copies which are made will be marked "confidential," "proprietary" or with a similar legend. Unless the parties agree otherwise, this obligation of confidentiality will expire 3 years from the date of disclosure to Participant. Participant will not, however, be liable for the disclosure of any information that is:

     a) rightfully in the public domain other than by Participant's breach of a duty;
     b) rightfully received from a third party without any obligation of confidentiality; or
     c) rightfully known to the Participant without any limitation on use or disclosure prior to its receipt from the disclosing party; or
     d) independently developed by employees of the Participant without access to the disclosed information; or
     e)   rightfully disclosed as required by law; or
     f)   inherently disclosed in the marketing or sale of a product or service.

     Any party shall be free to use for any purpose the residuals resulting from access to or work with the confidential information defined above, provided that such party shall maintain the confidentiality of such confidential information as provided herein. The term "residuals" means information in non-tangible form, which may be inadvertently retained by persons who have had access to such confidential information, including ideas, concepts, know-how or techniques contained therein. No party shall have any obligation to limit or restrict the assignment of such persons or to pay royalties for any work resulting from the use of residuals. However, the foregoing shall not be deemed to grant to any party a license under the other party's copyrights or patents.

     LICENSING. The Promoters intend to license the right to implement the final version of the Specification to all interested industry members on a nondiscriminatory, reciprocal, reasonable basis. The Promoters have the right to disclose the Specification in draft and in final form, including Participant's suggestions to the Promoters.

     Upon agreement by the Promoters as to the final version of the text of the Specification, with respect to any suggestion or improvement to the Specification made by Participant and incorporated in the Specification, Participant and its Affiliates hereby covenants to grant to each Promoter and its Affiliates and to each Adopter and its Affiliates under reasonable terms and conditions that are demonstrably free of any unfair discrimination, a nonexclusive, nontransferable, nonsublicenseable (except as part of the transfer of an end user product), worldwide license under its Necessary Claims to implement the Specification and to make, have made, use, import, offer to sell, lease, sell, promote and otherwise distribute the resulting implementation (whether implemented in hardware, software, or some combination of hardware and software); provided, however, (i) the resulting implementation is Fully Compliant, (ii) such license shall not extend to features of a product which are not required to comply with the Specification or to other specifications and APIs (Application Programming Interfaces), such as a Promoter's operating system API, and (iii) such license shall be granted only to the extent that the resulting implementation is used for the purposes of home or LAN networking over home or any single pair in-premises telephone lines. To the extent a Participant becomes aware of any Necessary Claims which are or will be subject to the above license and to the extent that a Participant intends to seek a reasonable royalty for such Necessary Claims pursuant to the above license, such Participant shall promptly notify the Secretary of such Necessary Claims. If such notification is not provided prior to adoption of the version of the Specification where such Necessary Claims develop, the Participant shall not request an injunction for such Necessary Claims in connection with the Specification as used by the Promoters and Adopters. Additionally, to the extent a Participant becomes aware of claims which would be Necessary Claims but for the obligation to pay royalties or other consideration to third parties, the Participant shall promptly notify the Secretary of such claims.

     Additionally, effective upon the Promoters' agreement as to any final version of the Specification, Participant grants to the Promoters, under any copyright, trade secret right or other non-patent intellectual property right in or applying to such contribution, a non-exclusive, non-transferable, royalty-free worldwide license, with rights to sublicense to all Promoters and Adopters of the Specification, to make, have made, use, reproduce, prepare derivative works of, perform, display, import, offer to sell and sell and otherwise distribute products, whether hardware, software, or some combination of hardware and software, which implement and comply with the Specification so long as the product is Fully Compliant with such Specification.

     "NECESSARY CLAIMS" shall mean those claims of all patents, other than design patents and design registrations, throughout the world entitled to an effective filing date prior to January 1, 2003, which a Participant, or its Affiliates, has the right, at any time during the term of this Agreement, to grant licenses of the scope granted herein without such grant or the exercise of rights thereunder resulting in payment of royalties or other consideration to third parties (except for payments to Affiliates or to employees within the scope of their employment) and (i) which are necessarily infringed by an implementation of a version of the Specification adopted by the Promoters, where such infringement could not have been avoided by another commercially reasonable noninfringing implementation of such Specification, or (ii) for which infringement is based on an implementation of any example included in the body of the Specification. Necessary Claims shall not include, and no license shall apply to, implementation examples included solely in any appendix, exhibit or other attachment to the actual Specification.

     "FULLY COMPLIANT" means: (a) an implementation of the Specification which supports or implements all of the portions of the Specification defined by the Specification as being "Required" or (b) an implementation of all portions of the Specification required for a specific type of product or component thereof.

     FELLOW PARTICIPANTS. The Promoters may invite additional parties to become "Fellow Participants" by execution by those additional parties of a Participant's Agreement identical to this agreement. When a Promoter identifies such a Fellow Participant, the Participant shall be free to exchange information relating to the non-final versions of the Specification with such party, and such information shall be treated as confidential as provided above.

     TRADEMARKS AND BRANDING. The Participant hereby agrees not to assert against any Promoter or any Fellow Adopter any trademark or trade name rights they may have now or hereafter in any name or logo adopted by the Promoters for use in or with such Specification. Prior to adoption of a new name or logo, the Promoters shall transmit a proposed name or logo to Participant. Participant shall have 30 days to notify the Secretary if it believes it possesses any rights to such name or logo. Failure to respond within such 30 days will waive any rights of Participant to such proposed name or logo. The Participant will not use the name or logo adopted by the Promoters except to refer to the Specification and to products which fully comply with the Specification.

     EARLY TERMINATION. A party may terminate this agreement as to itself at any time without cause upon written notice to the other. All obligations of confidentiality, and the license granted above, will survive the termination of this agreement.

     GENERAL. This Agreement does not create a joint venture, partnership or other form of business association between the parties, nor an obligation to buy or sell products implementing the draft Specification or its final version.
This Agreement will be governed by the substantive laws of New York without reference to conflict of laws principles. Participant understands that all of the

Promoters are intended third party beneficiaries of this Agreement and may enforce the provisions thereof against Participant. This Agreement may be executed in any number of counterparts, each of which when so executed and timely delivered shall be deemed an original, and such counterparts together shall constitute one instrument. Each Participant warrants that the Participant has not contributed any third party confidential information to the Specification and that it has the authority to enter into this Agreement.

EFFECTIVE DATE.  This Agreement shall be legally binding when:

     1)   the Promoter has signed the Agreement,
     2)   the Participant has signed the Agreement, and
     3) the Agreement has been received via overnight courier to the attention of the Secretary at

          Home Phoneline Participant's Agreement Administration
          Compaq Computer Corporation
          20555 SH 249
          Houston, TX  77070

NOTICES.  All notices under this Agreement shall be sent to:

     If to the Promoters:                     If to Participant:
          Home Phoneline Participant's           ____________________________
            Agreement Administration             ____________________________
          Compaq Computer Corporation            ____________________________
          20555 SH 249                           ____________________________
          Houston, TX  77070                     ____________________________

     With a copy to:
          Compaq Computer Corporation
          20555 SH 249
          Houston, TX  77070
          Attn:  General Counsel

AGREED:


PARTICIPANT                         PROMOTER


Corp Name:______________________        Corp Name:________________________


Signed:_________________________        Signed:___________________________


Name:___________________________        Name:_____________________________


Title:__________________________        Title:____________________________


Date:___________________________        Date:_____________________________


     With a copy to:
          Compaq Computer Corporation
          20555 SH 249
          Houston, TX  77070
          Attn:     Group Counsel,
                    Communication Products

          Intel Corporation
          2111 N.E. 25th Ave.
          Hillsboro, Oregon   97124
          Attn:     MDPO Counsel
                    MS JF3-147

          Microsoft Corporation
          One Microsoft Way
          Redmond, WA  98052
          Attn:  Assoc. Gen. Counsel (IP)

ADOPTER:                            PROMOTER:


By:_________________________            By:___________________________


Name:_______________________            Name:_________________________


Title:______________________            Title:________________________


Date:_______________________            Date:_________________________